UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2022

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
Ameren Corporation	☐
Union Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Ameren Corporation	☐
Union Electric Company	☐

ITEM 8.01 Other Events.

On June 22, 2022, Union Electric Company, doing business as Ameren Missouri ("Ameren Missouri"), filed an update (the "2022 Update") to its September 2020 non-binding integrated resource plan with the Missouri Public Service Commission ("MoPSC"). The 2022 Update reflects certain changes to Ameren Missouri's preferred plan for meeting customers' projected long-term energy needs in a responsible fashion that maintains system reliability and customer affordability. The 2022 Update includes:

•	Adding a total of 2,800 megawatts ("MW") of renewable generation by 2030 and 4,700 MW by 2040, representing investment opportunities of approximately $4.3 billion and $7.5 billion, respectively;

•	Adding a total of 400 MW of battery storage by 2035 and 800 MW by 2040, representing a total investment opportunity of $650 million;

•	Accelerating the retirement date of the approximately 1,200 MW Rush Island coal-fired energy center from 2039 to 2025;

•	Extending the retirement date of the approximately 1,000 MW Sioux coal-fired energy center from 2028 to 2030;

•	Retiring approximately 500 MW of generation from Ameren Missouri's natural gas-fired energy centers in Illinois by 2029 and approximately 1,800 MW by 2040;

•	Adding 1,200 MW of combined cycle generation by 2031, representing an investment opportunity of $1.7 billion; and

•	Adding 1,200 MW of unspecified clean, dispatchable resources by 2043.

Ameren Missouri’s plan could be affected by, among other factors: the ability to obtain certificates of convenience and necessity from the MoPSC and any other required approvals for the addition of renewable or other resources, retirement of energy centers, and new or continued customer energy-efficiency programs; the ability to enter into build-transfer agreements for renewable generation and acquire that generation at a reasonable cost; the ability of developers to meet contractual commitments and timely complete projects, which is dependent upon the availability of necessary labor, materials, and equipment, including those that are affected by the disruptions in the global supply chain caused by the COVID-19 pandemic or government actions, among other things; changes in the scope and timing of projects; the availability of federal production and investment tax credits related to renewable energy and Ameren Missouri’s ability to use such credits; the cost of wind, solar, and other renewable generation and storage technologies; changes in environmental regulations, including those related to carbon dioxide and other greenhouse gas emissions; energy prices and demand; and Ameren Missouri’s ability to obtain necessary rights-of-way, easements, and transmission interconnection agreements at an acceptable cost and in a timely fashion.

In connection with the 2022 Update, Ameren Corporation ("Ameren") also revised its goals for reduction of carbon emissions. Ameren is now targeting net-zero carbon emissions by 2045, as well as a 60% reduction by 2030 and an 85% reduction by 2040, based on 2005 levels. Ameren’s goals include both Scope 1 and Scope 2 emissions including other greenhouse gas emissions of methane, nitrous oxide and sulfur hexafluoride. Ameren's emissions targets encompass direct emissions from operations, as well as electricity usage at Ameren buildings. Achieving these goals will be dependent on a variety of factors, including cost-effective advancements in innovative clean energy technologies and constructive federal and state energy and economic policies.

Ameren Missouri expects to file its next integrated resource plan with the MoPSC in September 2023.

Forward-looking statements

Statements in this report not based on historical facts are considered "forward-looking" and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, projections, strategies, targets, estimates, objectives, events, conditions, and financial performance. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Ameren and Ameren Missouri are providing this cautionary statement to identify important factors that could cause actual results to differ materially from those anticipated. In addition to the factors discussed in this report, Ameren and Ameren Missouri's Annual Report on Form 10-K for the year ended December 31, 2021, and their other reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 contain a list of factors and a discussion of risks that could cause actual results to differ materially from management expectations suggested in such “forward-looking” statements. All “forward-looking” statements included in this report are based upon information presently available, and Ameren and Ameren Missouri, except to the extent required by the federal securities laws, undertake no obligation to update or revise publicly any “forward-looking” statements to reflect new information or current events.

This combined Form 8-K is being filed separately by Ameren Corporation and Union Electric Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

By:	/s/ Michael L. Moehn

Name:	Michael L. Moehn
Title:	Executive Vice President and Chief Financial Officer

UNION ELECTRIC COMPANY
(Registrant)

By:	/s/ Mark C. Birk

Name:	Mark C. Birk
Title:	Chairman and President

Date: June 23, 2022